Exhibit 10.1



STATE  OF  TEXAS              Sec.
                              Sec.
COUNTY  OF  TRAVIS            Sec.


                               MARKETING AGREEMENT
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This Marketing Agreement ("Agreement") is made and entered into on the Effective
                          -----------
Date  shown below by and between ALLMARINE CONSULANTS CORPORATION ("Allmarine"),
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a Nevada corporation, and PHILTEX, a Belize Corporation ("Philtex").
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                                    RECITALS
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A.     Philtex  is  based  in  Dubai,  United Arab Emirates.   Philtex is in the
business of registering ships and companies in several jurisdictions throughout the world, and providing consultation, insurance, legal, and other services in connection therewith. Philtex desires to acquire more business from customers in North and South America ("Americas") and desires that Allmarine market the products and services of Philtex throughout the Americas.

B. Allmarine is based in Austin, Texas. Allmarine desires to promote, market, and sell Philtex's business products and services in the Americas in exchange for a fee.

C. Based on the foregoing recitals, and for the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Allmarine and Philtex hereby agree as follows.


                                    AGREEMENT
                                    ---------

1.   APPOINTMENT.  Philtex  hereby  grants  to  Allmarine,  and Allmarine hereby
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     accepts  from  Philtex,  the  right  to promote, market, and sell Philtex's products  and  services  (collectively  referred to as "Product") which are
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     listed  on  "EXHIBIT  A"  attached  hereto  and incorporated herein, in the
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     Americas.


2.   EXCLUSIVITY.  Allmarine  shall  have  the  exclusive  right  to  promote,
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     market,  and  sell  the  Product  in  the Americas; provided, however, that
     Philtex may (I) directly promote, market, and sell the Product in the Americas; and (II) contract with other parties to promote, market, and sell the Product outside of the Americas.

3.   INDEPENDENT  CONTRACTOR.  The  relationship  between  Philtex and Allmarine
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     shall  be  that  of an independent contractor. No act or omission by either party shall be construed to make or constitute the other its employee, partner, principal, agent, joint venture or associate. The parties agree

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     that  no  fiduciary  relationship  exists,  and  none  shall arise, between
     Philtex and Allmarine. Except as expressly stated herein, neither party shall have the power to act as agent of the other or bind the other in any respect.

4.   CONFLICTS  OF  INTEREST.   Notwithstanding   the   existence   of   this
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     Agreement,  Allmarine  may  engage  in  whatever  activities it may choose, whether the same be competitive with Philtex or otherwise, without having or incurring any obligation to offer any interest in, or disclosure of, such activities to Philtex.

5.   PAYMENT.  Philtex  shall  pay  Allmarine  a  fee of ninety percent (90%) of
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     the  gross  revenue  from  all  sales  of the Product which are directly or substantially attributable to Allmarine's efforts to market, promote, or sell the Product, regardless of whether the sale is consummated during the term of this Agreement. Philtex shall pay Allmarine the gross revenue from sales on a monthly basis. Unless otherwise agreed in writing, Allmarine shall be solely responsible for its costs and out-of-pocket expenses.

6.   WARRANTIES.   Philtex   represents   and   warrants   the   following   to
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     Allmarine: (I) as of the Effective Date of this Agreement, Philtex does not promote, market, or sell the Product in the AMERICAS through any marketing, license, broker, or franchise agreement, or any other similar arrangement;
     (II)  Philtex  shall  promptly  notify  Allmarine,   in  writing,   of  any
     discontinuance, unavailability, substantial price change, malfunction, or deficiency of any Product; (III) Philtex shall use best efforts to deliver all Product sold by Allmarine.

7.   LICENSE.  Philtex  hereby  grants  to  Allmarine  a non-exclusive revocable
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     license  to (I) utilize Philtex's trade name and any trademarks and service marks associated with Philtex or the Product; (II) identify the origin of the Product in advertising and promotional materials; (III) reasonably use Philtex's name in advertising and promotional materials; (IV) provide links to Philtex's internet site(s); and (V) disclose and advertise the existence of a business relationship between the parties. With respect to Product produced or provided by a third party, Philtex shall either (A) ensure that Allmarine has the right to use the third party's trademarks and service
     marks  associated  with  the   Product   in  Allmarine's   advertising  and
     promotional materials, or (B) notify Allmarine of the nonexistence of such rights. Allmarine shall promptly provide a copy of any written advertising materials to Philtex upon its request.

8.   TERM.  Unless  sooner  terminated  by  law,  or  as  provided  by  this
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     Agreement,  the  term of the Agreement shall commence on the Effective Date as set forth above and shall continue for three (3) years ("Initial Term").
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     At  the  end  of the Initial Term or any Renewal Term, this Agreement shall automatically  renew. Any period of renewal ("Renewal Term") shall continue
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     for  one  (1)  year from its effective date. Notwithstanding the foregoing, either party may terminate this Agreement, with or without cause, for any or no reason, upon delivery of written notice thereof to the other. Upon such termination of this Agreement, each party shall pay to the other all compensation and monies due or which may become due hereunder. Such

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     payments  shall  be due within thirty (30) days after the effective date of the termination, and periodically thereafter as additional sales of the Product occur which are attributable to Allmarine's promotion, marketing, or sales efforts prior to termination of this Agreement.

9.   LIMITATION  OF  LIABILITY.  Each  party  agrees  to  limit its liability by
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     waiving  its  rights  to  consequential,  incidental,  indirect  or special damages arising out of or related to this Agreement or the transactions contemplated herein, even if such party has been apprised of the likelihood of such damages occurring.

10.  DISPUTE  RESOLUTION.   Any   controversy  or   claim  arising  out  of  or
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     relating  to  this  contract,  or  the  breach thereof, shall be settled by
     arbitration  in  Travis  County,  Texas,   administered   by  the  American
     Arbitration  Association  under  its  Commercial   Arbitration  Rules,  and
     judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Provided, however, that if agreed to by both parties, mediation shall be used prior to arbitration.

11.  ENTIRE  AGREEMENT  /  MODIFICATION.  This  Agreement constitutes the entire
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     agreement  of  the  parties;  it  is  intended  as a complete and exclusive statement of the terms of their agreement with respect to the subject matter hereof; and it supersedes all prior and concurrent promises, representations, negotiations, discussions and agreements that may have been made in connection with the subject matter hereof. No modification or amendment of this Agreement shall be binding upon the parties unless the same is in writing and signed by the respective parties hereto.

12.  VALIDITY.  In  the  event  any  provision  of this Agreement shall be found
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     legally  invalid or unenforceable, the remaining provisions and obligations of this Agreement shall remain in full force and effect. To the extent any provision of this Agreement is found by any governmental authority to be contrary to any applicable laws or regulations, the parties shall do all things necessary to comply with the requirements of the governmental authority, including, but not limited to, executing and delivering such amendments, deletions or additions to this Agreement, and any such amendments, deletions and additions shall be fully enforceable.

13.  ASSIGNMENT  PROHIBITED.  No  party  to  this  Agreement  may  assign  or
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     otherwise  transfer  any  portion  or  all  of  its  rights, obligations or interests under this Agreement without the express prior written permission of the other party.

14.  GOVERNING  LAW.  This  Agreement  shall  be  construed  and  enforced  in
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     accordance  with  the  laws of the State of Texas, and venue of any dispute arising under this Agreement, including an arbitrable dispute, shall be proper only in Travis County, Texas.

15.  CAPTIONS  AND  HEADINGS.  The  captions  and  headings  throughout  this
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     Agreement  are  for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, amplify or add to the interpretation, construction or meaning of any provision of, or the scope or intent of, this Agreement nor affect this Agreement in any other way.

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     This  Agreement  has been executed by the parties on the dates shown below, to be effective on the date of the last party's signature hereto (the "Effective
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Date").
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                                       ALLMARINE CONSULANTS CORPORATION
                                       a Nevada corporation


                                       By: /s/ Michael Chavez
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                                       Name: Michael Chavez
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                                       Title: CEO
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                                       Date: 8/15/05
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                                       PHILTEX
                                       a Belize corporation

                                       By: /s/ Chris Warren
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                                       Name: Chris Warren
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                                       Title: President
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                                       Date: 8/15/2005
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